UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2007
_______________________________

REOSTAR ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Nevada	000-52316	20-8428738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3880 Hulen Street
Forth Worth, Texas 76107
(Address of principal executive offices)

(817) 989-7367
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

              On December 4, 2007, ReoStar Energy Corporation entered into a Purchase and Sale Agreement with United Texas Petroleum, Inc, a Texas corporation ("UTP"). The agreement provides for the purchase by ReoStar Energy from UTP of its working interests in certain oil and gas wells located in the Barnett Shale trend in North Texas. As consideration, ReoStar Energy agreed to pay UTP $914,446 in cash for working interest in 27 wells. The effective date of the Agreement is August 1, 2007. The agreement contains customary representations and warranties by UTP regarding the purchased properties and its authority to effect the transaction.

Item 9.01 Financial Statements and Exhibits.

              (d)  Exhibits.

10.01	Purchase and Sale Agreement by and between ReoStar Energy Corporation and United Texas Petroleum, Inc. dated December 4, 2007.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REOSTAR ENERGY CORPORATION

Dated: December 7, 2007	/s/ Mark S. Zouvas
Mark S. Zouvas, Chief Executive Officer